                                 SCHEDULE A
               TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   IDEX - UBS DYNAMIC ALPHA               Security Description:  TALECRIS BIOTHERAPEUTICS HLDGS CORP.

Issuer: TALECRIS BIOTHERAPEUTICS HLDGS CORP.   Offering Type:  144A
                                               (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                                 IN COMPLIANCE
      REQUIRED INFORMATION                   ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                   ------               ----------------------                         -------------
 1.   Offering Date                        09/30/2009             None                                                N/A

 2.   Trade Date                           09/30/2009             Must be the same as #1                              YES

 3.   Unit Price of Offering                 $19.00               None                                                N/A

 4.   Price Paid per Unit                    $19.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations           5 YEARS              Must be at least three years *                      YES

 6.   Underwriting Type                       FIRM                Must be firm                                        YES

 7.   Underwriting Spread                    $1.045               Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund          $136,800              None                                                N/A

 9.   Total Size of Offering              $950,000,000            None                                                N/A

10.   Total Price Paid by the Fund
      plus Total Price Paid for same
      securities purchased by the         $28,500,000             #10 divided by #9 must not exceed 25% **           0.50%
      same Sub-Adviser for other
      investment companies

11.   Underwriter(s) from whom the Fund   MORGAN STANLEY
      purchased (attach a list of ALL                             Must not include Sub-Adviser affiliates ***         YES
      syndicate members)

12.   If the affiliate was lead or
      co-lead manager, was the                 N/A                Must be "Yes" or "N/A"                              YES
      instruction listed below given to
      the broker(s) named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                                       -----------------------
                                                             Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                      SCHEDULE A
                    TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Aegon- Transamerica JP Morgan Mid Cap Value                Security: Synovus Financial Corp (SNV) Secondary

Issuer: Synovus Financial Corp (SNV) Secondary (Cusip #87161C10)   Offering Type:  US Registered


                                                                                                                   IN COMPLIANCE
      REQUIRED INFORMATION                     ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                     ------               ----------------------                         -------------
 1.   Offering Date                           09/16/09              None                                                YES

 2.   Trade Date                              09/16/09              Must be the same as #1                              YES

 3.   Unit Price of Offering                   $4.00                None                                                YES

 4.   Price Paid per Unit                      $4.00                Must not exceed #3                                  YES

 5.   Years of Issuer's Operations           MORE THAN 3            Must be at least three years *                      YES

 6.   Underwriting Type                         FIRM                Must be firm                                        YES

 7.   Underwriting Spread                      $0.19                Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund           $266,000.00            None                                                YES

 9.   Total Size of Offering                $600,000,000            None                                                YES

10.   Total Price Paid by the Fund plus
      Total Price Paid for same
      securities purchased by the same       $11,899,720            #10 divided by #9 must not exceed 25% **            YES
      Sub-Adviser for other investment
      companies

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL       SUNTRUST BANK           Must not include Sub-Adviser affiliates ***         YES
      syndicate members)

12.   If the affiliate was lead or co-lead
      manager, was the instruction               YES                Must be "Yes" or "N/A"                              YES
      listed below given to the broker(s)
      named in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.



* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Aegon - Transamerica JPMorgan Mid Cap Value                       Security Description:  Avago Technologies Limited

Issuer: Avago Technologies Limited (ACGO) IPO (CUSIP # Y0486S10)          Offering Type:  US Registered



                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                            08/05/09              None                                                YES

 2.   Trade Date                               08/05/09              Must be the same as #1                              YES

 3.   Unit Price of Offering                    $15.00               None                                                YES

 4.   Price Paid per Unit                       $15.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations            MORE THAN 3            Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                        $0.9                Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund            $244,500.00            None                                                YES

 9.   Total Size of Offering                   648,000.00            None                                                YES

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities     $9,709,500            #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser
      for other investment companie

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL       BARCLAYS CAPITAL INC.    Must not include Sub-Adviser affiliates ***         YES
      syndicate members)                          NEW YORK

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed          YES               Must be "Yes" or "N/A"                              YES
      below given to the broker(s) named
      in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.


* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                     SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   TA IDEX VAN KAMPEN SMALL COMPANY GROWTH                 Security Description:  COMMON STOCK

Issuer: XENOPORT INC.                                           Offering Type:  US REGISTERED
                                                                (US Registered, Eligible Muni, Eligible Foreign, 144A)


                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                           07/08/2009             None                                                N/A

 2.   Trade Date                              07/08/2009             Must be the same as #1                              YES

 3.   Unit Price of Offering                    $19.00               None                                                N/A

 4.   Price Paid per Unit                       $19.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations                3+                 Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                      $1.0925               Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund             $46,493               None                                                N/A

 9.   Total Size of Offering                 $47,500,000             None                                                N/A

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities    $708,757               #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser
      for other investment companies

11.   Underwriter(s) from whom the Fund        GOLDMAN               Must not include Sub-Adviser affiliates ***         YES
      purchased (attach a list of ALL           SACHS
      syndicate members)

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed        YES                 Must be "Yes" or "N/A"                              YES
      below given to the broker(s)
      named in #11? ****


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                           --------------------------------
                                                    David Cohen

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                    SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   TA IDEX VAN KAMPEN EMERGING MARKETS DEBT        Security Description:  DEBT

Issuer: THE EXPORT-IMPORT BANK OF KOREA 5.875% NOTES    Offering Type:  ELIGIBLE FOREIGN
                                                        (US Registered, Eligible Muni, Eligible Foreign, 144A)


                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                           07/07/2009             None                                                N/A

 2.   Trade Date                              07/07/2009             Must be the same as #1                              YES

 3.   Unit Price of Offering                    $99.426              None                                                N/A

 4.   Price Paid per Unit                       $99.426              Must not exceed #3                                  YES

 5.   Years of Issuer's Operations                3+                 Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                        0.40%               Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund            $2,990,000             None                                                N/A

 9.   Total Size of Offering                $1,500,000,000           None                                                N/A

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities    $14,820,000            #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser
      for other investment companies

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL        MERRILL LYNCH           Must not include Sub-Adviser affiliates ***         YES
      syndicate members)

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed         YES                Must be "Yes" or "N/A"                              YES
      below given to the broker(s) named
      in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

                                        ------------------------------
                                              Eric Baurmeister

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                     SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Aegon - Transamerica JPMorgan Mid Cap Value        Security:  Vulcan Materials Co (VMC) Secondary

Issuer: Vulcan Materials Co. (VMC) (CUSIP # 929160109)     Offering Type:  US Registered

                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                            06/11/09              None                                                YES

 2.   Trade Date                               06/11/09              Must be the same as #1                              YES

 3.   Unit Price of Offering                    $41.00               None                                                YES

 4.   Price Paid per Unit                       $41.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations            MORE THAN 3            Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                       $1.640               Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund            $94,300.00             None                                                YES

 9.   Total Size of Offering                  471,500,000            None                                                YES

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities    $12,300,000            #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser for
      other investment companies

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL         GOLDMAN SACHS          Must not include Sub-Adviser affiliates ***         YES
      syndicate members)                     AND CO. NEW YORK

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed          YES               Must be "Yes" or "N/A"                              YES
      below given to the broker(s) named
      in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.


* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                SCHEDULE A
               TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:    Aegon - Transamerica JPMorgan Mid Cap Value                      Security: Transatlantic Holdings Inc (TRH) Secondary

Issuer:  Transatlantic Holdings Inc (TRH) Secondary (CUSIP #893521104)    Offering Type:  US Registered



                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                            06/04/09              None                                                YES

 2.   Trade Date                               06/04/09              Must be the same as #1                              YES

 3.   Unit Price of Offering                    $38.00               None                                                YES

 4.   Price Paid per Unit                       $38.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations            MORE THAN 3            Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                       $1.330               Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund           $961,400.00             None                                                YES

 9.   Total Size of Offering                 988,000,000             None                                                YES

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities   $38,000,000             #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser
      for other investment companies

11.   Underwriter(s) from whom the Fund      GOLDMAN SACHS
      purchased (attach a list of ALL       AND CO. NEW YORK         Must not include Sub-Adviser affiliates ***         YES
      syndicate members)

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed        YES                 Must be "Yes" or "N/A"                              YES
      below given to the broker(s) named
      in #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.


* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                 TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:   Aegon - Transamerica JPMorgan Mid Cap Value                         Security: Energizer Holdings Inc. (ENR) Secondary

Issuer: Energizer Holdings Inc. (ENR) Secondary (CUSIP #29266R10)           Offering Type:  US Registered


                                                                                                                    IN COMPLIANCE
      REQUIRED INFORMATION                      ANSWER               APPLICABLE RESTRICTION                            (YES/NO)
      --------------------                      ------               ----------------------                         -------------
 1.   Offering Date                            05/14/09              None                                                YES

 2.   Trade Date                               05/14/09              Must be the same as #1                              YES

 3.   Unit Price of Offering                    $49.00               None                                                YES

 4.   Price Paid per Unit                       $49.00               Must not exceed #3                                  YES

 5.   Years of Issuer's Operations            MORE THAN 3            Must be at least three years *                      YES

 6.   Underwriting Type                          FIRM                Must be firm                                        YES

 7.   Underwriting Spread                       $2.27                Sub-Adviser determination to be made                YES

 8.   Total Price paid by the Fund             $514,500              None                                                YES

 9.   Total Size of Offering                  465,500,000            None                                                YES

10.   Total Price Paid by the Fund plus
      Total Price Paid for same securities    $19,600,000            #10 divided by #9 must not exceed 25% **            YES
      purchased by the same Sub-Adviser
      for other investment companies

11.   Underwriter(s) from whom the Fund
      purchased (attach a list of ALL         MERRILL LYNCH          Must not include Sub-Adviser affiliates ***         YES
      syndicate members)                     AND COMPANY INC.

12.   If the affiliate was lead or co-lead
      manager, was the instruction listed         YES                Must be "Yes" or "N/A"                              YES
      below given to the broker(s) named
      in #11? ****


The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.

---------------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.


* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     Aegon - Transamerica JPMorgan Mid Cap Value                     Security: BB&T Corporation (BBT) Secondary

Issuer:   BB&T Corporation (BBT) Secondary (CUSIP # 05493710)             Offering Type:  US Registered

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
                  --------------------                  --------               ----------------------          -------------
 1.     Offering Date                                   05/12/09         None                                       YES

 2.     Trade Date                                      05/12/09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $20.00          None                                       YES

 4.     Price Paid per Unit                              $20.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                   MORE THAN 3       Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               $0.60          Sub-Adviser determination to be            YES
                                                                         made
 8.     Total Price paid by the Fund                    $892,000                                                    YES
                                                                         None
 9.     Total Size of Offering                        1,500,000,000
                                                                         None
10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $70,000,000
        purchased by the same Sub-Adviser for                                                                       YES
        other investment companies                                       #10 divided by #9 must not exceed
                                                                         25% **
11.     Underwriter(s) from whom the Fund           GOLDMAN SACHS AND
        purchased (attach a list of ALL                  COMPANY                                                    YES
        syndicate members)                               NEW YORK        Must not include Sub-Adviser
                                                                         affiliates ***
12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


-----------------------------------
Donna Nascimento, Vice President
J.P. Morgan Investment Management, Inc.

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     IDEX - UBS DYNAMIC ALPHA                            Security Description: WELLS FARGO

Issuer:   WELLS FARGO & CO.                                   Offering Type:  US REGISTERED
                                                              (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
                  --------------------                  --------               ----------------------          -------------
 1.     Offering Date                                   05/08/09         None                                       N/A

 2.     Trade Date                                      05/08/09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $22.00          None                                       N/A

 4.     Price Paid per Unit                              $22.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                    157 YEARS        Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              $0.517          Sub-Adviser determination to be            YES
                                                                         made
 8.     Total Price paid by the Fund                     $28,600                                                    N/A
                                                                         None
 9.     Total Size of Offering                        8,627,300,000                                                 N/A
                                                                         None
10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $28,600,000
        purchased by the same Sub-Adviser for                                                                      0.33%
        other investment companies                                       #10 divided by #9 must not exceed
                                                                         25% **
11.     Underwriter(s) from whom the Fund            JP MORGAN CHASE
        purchased (attach a list of ALL                                                                             YES
        syndicate members)                                               Must not include Sub-Adviser
                                                                         affiliates ***
12.     If the affiliate was lead or co-lead               N/A                                                      YES
        manager, was the instruction listed                              Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                            -----------------------------------
                                                     Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TRANSAMERICA MARSICO GROWTH/ TRANSAMERICA MARSICO GROWTH VP    Security Description: DOW CHEMICAL

Issuer:   DOW CHEMICAL COMP                                              Offering Type:  US REGISTERED
                                                                         (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
                  --------------------                  --------               ----------------------          -------------
 1.     Offering Date                                   05/06/09         None                                       N/A

 2.     Trade Date                                      05/06/09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $15.00          None                                       N/A

 4.     Price Paid per Unit                              $15.00          Must not exceed #3                         YES

 5.     Years of Issuer's Operations                    >3 YEARS         Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                              $0.506          Sub-Adviser determination to be            YES
                                                                         made
 8.     Total Price paid by the Fund                     $15.00                                                     N/A
                                                                         None
 9.     Total Size of Offering                         150M SHARES                                                  N/A
                                                      2,250,000,000      None
10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities
        purchased by the same Sub-Adviser for      $450M/$2.25B = 20%                                               YES
        other investment companies                                       #10 divided by #9 must not exceed
                                                                         25% **
11.     Underwriter(s) from whom the Fund
        purchased (attach a list of ALL              MORGAN STANLEY                                                 YES
        syndicate members)                                               Must not include Sub-Adviser
                                                                         affiliates ***
12.     If the affiliate was lead or co-lead                                                                        YES
        manager, was the instruction listed                YES           Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                            -----------------------------------
                                                     Sub-Adviser

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.

                                   SCHEDULE A
                  TRANSACTIONS SUBJECT TO RULE 10f-3 PROCEDURES

Fund:     TA IDEX VAN KAMPEN EMERGING MARKETS DEBT                 Security: DEBT

Issuer:   THE REPUBLIC OF KOREA 5.75% NOTES DUE 2014               Offering Type:  ELIGIBLE FOREIGN
                                                                   (US Registered, Eligible Muni, Eligible Foreign, 144A)

                                                                                                               IN COMPLIANCE
                  REQUIRED INFORMATION                   ANSWER                APPLICABLE RESTRICTION            (YES/NO)
                  --------------------                  --------               ----------------------          -------------
 1.     Offering Date                                   04/08/09         None                                       N/A

 2.     Trade Date                                      04/08/09         Must be the same as #1                     YES

 3.     Unit Price of Offering                           $99.512         None                                       N/A

 4.     Price Paid per Unit                              $99.512         Must not exceed #3                         YES

 5.     Years of Issuer's Operations                       3+            Must be at least three years *             YES

 6.     Underwriting Type                                 FIRM           Must be firm                               YES

 7.     Underwriting Spread                               0.21%          Sub-Adviser determination to be            YES
                                                                         made
 8.     Total Price paid by the Fund                   $5,810,000                                                   N/A
                                                                         None
 9.     Total Size of Offering                       $1,500,000,000                                                 N/A
                                                                         None
10.     Total Price Paid by the Fund plus Total
        Price Paid for same securities                 $64,500,000
        purchased by the same Sub-Adviser for                                                                       YES
        other investment companies                                       #10 divided by #9 must not exceed
                                                                         25% **
11.     Underwriter(s) from whom the Fund             MERRILL LYNCH
        purchased (attach a list of ALL                                                                             YES
        syndicate members)                                               Must not include Sub-Adviser
                                                                         affiliates ***
12.     If the affiliate was lead or co-lead               YES                                                      YES
        manager, was the instruction listed                              Must be "Yes" or "N/A"
        below given to the broker(s) named in
        #11? ****

The Sub-Adviser has no reasonable cause to believe that the underwriting commission, spread or profit is NOT reasonable and fair compared to underwritings of similar securities during a comparable period of time. In determining which securities are comparable, the Sub-Adviser has considered the factors set forth in the Fund's 10f-3 procedures.


                                              ----------------------------------
                                                      Eric Baurmeister

* Not applicable to munis. In the case of munis, (i) the issue must have one investment grade rating or (ii) if the issuer or the revenue source has been in operation for less than three years, the issue must have one of the three highest ratings. Circle (i) or (ii), whichever is met.

** If an eligible Rule 144A offering, must not exceed 25% of the total amount of same class sold to QIBs in the Rule 144A offering PLUS the amount of the offering of the same class in any concurrent public offering

*** For munis purchased from syndicate manager, check box to confirm that the purchase was not designated as a group sale. [ ]

**** The Sub-Adviser's affiliate cannot receive any credit for the securities purchased on behalf of the Fund.